UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

ConvergeOne Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38053	81-4619427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Highway 149 Eagan, MN	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 321-6227

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On February 22, 2018, C1 Investment Corp. and Forum Merger Corporation (“Forum”) consummated the transactions contemplated by the Agreement and Plan of Merger (as defined below) (the “Transactions”), following the approval at the special meeting of the stockholders of Forum held on February 20, 2018 (the “Special Meeting”). In connection with the Closing (as defined below) of the Merger, the registrant changed its name from Forum Merger Corporation to ConvergeOne Holdings, Inc. (“ConvergeOne”). Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the final prospectus and definitive proxy statement (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “Commission”) on February 5, 2018 by Forum.

Item 1.01.	Entry into Material Definitive Agreement.

Agreement and Plan of Merger

As disclosed under the sections titled “The Business Combination Proposal” and “The Merger Agreement” of the Proxy Statement/Prospectus, on November 30, 2017, the parties entered into an Agreement and Plan of Merger, dated as of November 30, 2017 (“Merger Agreement”), by and among Forum, FMC Merger Subsidiary Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of Forum (the “Merger Sub I”), FMC Merger Subsidiary LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of Forum (the “Merger Sub II”), C1 Investment Corp., a Delaware corporation (“C1”), and Clearlake Capital Management III, L.P., in the capacity as the Seller Representative (“Clearlake”).

The Transactions involved the merger of Merger Sub I with and into C1, with C1 continuing as the surviving corporation (the “Surviving Subsidiary”) and as a wholly-owned subsidiary of Forum (the “First Merger”) and (b) the merger of the Surviving Subsidiary of the First Merger with and into Merger Sub II, ceasing the separate existence of the Surviving Subsidiary (the “Second Merger” and together with the First Merger, the “Business Combination”). Merger Sub II continued as the surviving entity in the Second Merger, and Merger Sub II, continued as the surviving entity, and is referred to as the Surviving Entity (the “Combined Entity”)

Item 2.01 of this Current Report discusses the consummation of the Business Combination and various other Transactions and events contemplated by the Merger Agreement which took place on February 22, 2018 (the “Closing”), and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On April 6, 2017, Forum Investors I, LLC, Forum’s sponsor (the “Sponsor”), entered into a registration rights agreement with Forum (now ConvergeOne), pursuant to which the Sponsor was granted certain rights relating to the registration of shares of common stock, Founders’ Units (as defined therein) and Working Capital Units (as defined therein) held by them.

Upon the Closing, ConvergeOne and certain C1 Securityholders and the Sponsor entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, certain C1 Securityholders and the Sponsor hold registration rights that obligate ConvergeOne to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all or any portion of the common stock issued as merger consideration under the Merger Agreement, including any Earnout Stock Payments, as well as shares of common stock held by the Sponsor or issuable upon the exercise of warrants held by the Sponsor. Stockholders holding a majority-in-interest of all such registrable securities will be entitled to make a written demand for registration under the Securities Act of all or part of the their registrable securities, so long as such shares are not then restricted under the Lock-Up Agreement (as more completely described in the Proxy Statement/Prospectus). Subject to certain exceptions, if any time after the Closing, ConvergeOne proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, ConvergeOne shall give notice to the C1 Securityholders and the Sponsor as to the proposed filing and offer such stockholders an opportunity to register the sale of such number of their registrable securities as they request in writing. In addition, subject to certain exceptions, such stockholders will be entitled under the Registration Rights Agreement to request in writing that ConvergeOne register the resale of any or all of their registrable securities on Form S-3 and any similar short-form registration statement that may be available at such time.

Under the Registration Rights Agreement, ConvergeOne will agree to indemnify such stockholders and certain persons or entities related to such stockholders against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell registrable securities, unless such liability arose from their misstatement or omission, and such stockholders including registrable securities in any registration statement or prospectus will agree to indemnify ConvergeOne and certain persons or entities related to ConvergeOne against all losses caused by their misstatements or omissions in those documents.

This summary is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is included as Exhibit 10.16 to this Current Report and is incorporated herein by reference.

Sponsor Earnout Letter and Amendment to Escrow Agreement

In connection with the execution of the Merger Agreement, Forum, C1, the Sponsor, and Clearlake Capital Management III, L.P. entered into the Sponsor Earnout Letter and Amendment to Escrow Agreement, dated November 30, 2017, (“Sponsor Earnout Letter”) which amends the Escrow Agreement dated April 6, 2017, by and among Sponsor, Forum and Continental Stock Transfer & Trust Company, to release 4,312,500 shares of Class F Common Stock of Forum (“Founders Shares”) purchased by the Sponsor prior to the Forum IPO from escrow to:

•	forfeit 1,078,125 Founders Shares immediately upon the consummation of the Business Combination;

•	subject 2,156,250 Founders Shares to forfeiture in the event the Earnout Targets in the Merger Agreement are not met by ConvergeOne and to a 180-day lock-up period; and

•	release of 1,078,125 Founders Shares from escrow immediately upon the consummation of the Business Combination.

This summary is qualified in its entirety by reference to the text of the Sponsor Earnout Letter, which is included as Exhibit 10.13 to this Current Report and is incorporated herein by reference.

Amendment to Credit Agreement

On June 20, 2017, C1 Holdings Corp. and C1 Intermediate Corp. entered into a Revolving Loan Credit Agreement (the “Revolver Agreement”) with Wells Fargo Commercial Distribution Finance, LLC (“Wells Fargo”) as the administrative agent and collateral agent and as FloorPlan Funding Agent. The Revolver Agreement initially provided a senior secured revolving loan facility of $150,000,000 aggregate principal amount of revolving loans. On February 13, 2018, the Revolver Agreement was amended to increase the revolving loan facility amount to $200,000,000 (the “Credit Agreement Amendment”). Other than the Credit Agreement Amendment described herein, all other terms of the Revolver Agreement are unchanged and remain in full force and effect. This summary is qualified in its entirety by reference to the text of the Credit Agreement Amendment, which is included as Exhibit 10.33 to this Current Report and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition of Disposition of Assets.

On February 20, 2018, Forum held a Special Meeting at which the Forum stockholders considered and adopted, among other matters, the Merger Agreement. On February 22, 2018, the parties consummated the Transactions.

At the Special Meeting, holders of 16,940,909 shares of Forum common stock sold in its initial public offering (“Public Shares”) exercised their right to redeem those shares for cash at a price of $10.154326 per share, for an aggregate of approximately $172 million. Immediately after giving effect to the Transactions (including as a result of the redemptions described above, certain forfeitures of Forum common stock immediately prior to the Closing, and the issuance of an additional 16,459,375 shares of common stock for an aggregate purchase price of $131,675,000 pursuant to subscription agreements entered into in connection with the Transactions), there were approximately 69.7 million shares of common stock and warrants to purchase approximately 8.9 million shares of common stock of ConvergeOne issued and outstanding. Upon the Closing, Forum’s rights, and units ceased trading, and ConvergeOne’s common stock and warrants began trading on The Nasdaq Stock Market (“Nasdaq”) under the symbols “CVON” and “CVONW,” respectively. As of the closing date, entities affiliated with Clearlake beneficially owned approximately 54.7% of ConvergeOne’s outstanding shares of common stock and the former securityholders of Forum beneficially owned approximately 8.8% of ConvergeOne’s outstanding shares. As a result, ConvergeOne is a “controlled company” within the meaning of the Nasdaq listing rules and expects to take advantage of certain rules that provide exemptions from certain corporate governance rules of Nasdaq applicable to listed companies.

As noted above, the per share redemption price of $10.154326 for holders of Public Shares electing redemption was paid out of Forum’s trust account, which after taking into account the redemption, had a balance immediately prior to the Closing of approximately $3.1 million. In addition, approximately $0.5 million remained in Forum’s operating account immediately prior to the Closing and approximately $131.7 million in proceeds from the PIPE Investment, as more completely described in Item 3.02 below, remained in escrow immediately prior to the Closing, which, together with approximately $35.0 million of cash of C1, was used to pay the cash component of the consideration of approximately $170.6 million to be paid to C1 Securityholders in connection with the Closing.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Forum was immediately before the Transactions, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, ConvergeOne, as the successor issuer to Forum, is providing the information below that would be included in a Form 10 if ConvergeOne were to file a Form 10. Please note that the information provided below relates to the combined company after Forum’s acquisition of ConvergeOne in connection with the consummation of the Transactions, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This current Report on Form 8-K contains forward-looking statements. Forward-looking statements provide ConvergeOne’s current expectations or forecasts of future events. Forward-looking statements include statements about ConvergeOne’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report include, but are not limited to, statements about ConvergeOne’s:

•	ability to grow and retain ConvergeOne’s client base;

•	ability to provide effective client support and induce our clients to renew and upgrade the technology offerings and services ConvergeOne provides for them;

•	ability to expand ConvergeOne’s sales organization to address effectively existing and new markets that it intends to target;

•	ability to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses;

•	expectations regarding future expenditures;

•	future mix of revenue and effect on gross margins;

•	attraction and retention of qualified employees and key personnel;

•	ability to compete effectively in a competitive industry;

•	ability to protect and enhance our corporate reputation and brand;

•	expectations concerning our relationships and actions with our technology partners and other third parties;

•	impact from future regulatory, judicial, and legislative changes in ConvergeOne’s industry;

•	ability to locate and acquire complementary technologies or services and integrate those into ConvergeOne’s business; and

•	future arrangements with, or investments in, other entities or associations.

These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

In addition, statements that we “believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to such party as of the date of this Report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and these statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

Business

The business of ConvergeOne is described in the Proxy Statement/Prospectus in the section titled “Information About C1” and that information is incorporated herein by reference.

Risk Factors

The risks associated with ConvergeOne’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial information of ConvergeOne. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “Selected Consolidated Financial and Other Data of C1” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of C1” and is incorporated herein by reference.

Properties

The facilities of ConvergeOne are described in the Proxy Statement/Prospectus in the section titled “Information About C1– Facilities” and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock of ConvergeOne upon the closing of the Business Combination by:

•	each person known by Forum to be the beneficial owner of more than 5% of the Common Stock of ConvergeOne upon the closing of the Business Combination;

•	each of ConvergeOne’s officers and directors; and

•	all executive officers and directors of ConvergeOne as a group upon the closing of the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, ConvergeOne believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock of ConvergeOne beneficially owned by them.

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	%
Clearlake Capital Partners III (Master) LP(2)	38,129,813	54.7%
John A. McKenna, Jr(4)	3,219,709	4.6
Jeffrey Nachbor	735,039	1.1
Paul Maier(5)	637,127	*
John F. Lyons	1,252,279	1.8
David Boris(6)	886,953	1.3
Richard Katzman(3)	180,875	*
Keith W. F. Bradley	235,310	*
Behdad Eghbali(2)	38,129,813	54.7
Jose E. Feliciano(2)	38,129,813	54.7
Christopher Jurasek	236,221	*
Prashant Mehrotra	—	*
James Pade	—	*
Timothy J. Pawlenty	235,310	*
All directors and executive officers as a group (13 individuals)	45,748,636	65.6

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o ConvergeOne Holdings, Inc., 3344 Highway 149 Eagan, MN, 55121.
(2)	Represents shares held by Clearlake Capital Partners III (Master), L.P., a Delaware limited partnership, or CCPIII. CCPIII is managed by Clearlake Capital Management III, L.P., a Delaware limited partnership, or CCMIII. CCMIII’s general partner is Clearlake Capital Group, L.P., whose general partner is CCG Operations, L.L.C., a Delaware limited liability company, or CCG Ops. CCPIII’s general partner is Clearlake Capital Partners III GP, L.P., a Delaware limited partnership, or CCPIII GP. CCPIII GP’s general partner is Clearlake Capital Partners, LLC, a Delaware limited liability company, or CCP. CCP’s managing member is CCG Ops. José E. Feliciano and Behdad Eghbali are managers of CCG Ops and may be deemed to share voting and dispositive power of the shares held of record by CCPIII. The address of Messrs. Feliciano and Eghbali and the entities named in this footnote is c/o Clearlake Capital Group, 233 Wilshire Blvd, Suite 800, Santa Monica, CA 90401.
(3)	Includes (i) 7,500 shares issuable upon the exercise of a warrant held by Mr. Katzman, (ii) 48,375 shares held by Mr. Katzman and (iii) 125,000 shares of common stock purchased in the PIPE Investment held by Katzman Family LLC of which Richard Katzman is the investment manager.
(4)	Includes (i) 2,353,137 shares directly held by Mr. McKenna and (ii) 866,572 shares held by The John Arthur McKenna, Jr. Irrevocable Trust, dated August 27, 2014, of which Mr. McKenna’s wife is the sole trustee.
(5)	Includes 637,127 shares held by Mr. Maier as trustee of Paul K. Maier Living Trust DTD 1/31/2008.
(6)	Includes (i) 12,500 shares issuable upon exercise of a warrant held by Mr. Boris and (ii) 874,453 shares held by Mr. Boris.

Directors and Executive Officers

ConvergeOne’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination” and is incorporated herein by reference.

Executive Compensation

The executive compensation of ConvergeOne’s executive officers and directors is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation of C1” and is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of ConvergeOne are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About C1– Legal Proceedings” and is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

ConvergeOne’s common stock began trading on the Nasdaq under the symbol “CVON” and its warrants began trading on the Nasdaq American under the symbol “CVONW” on February 23, 2018, subject to ongoing review of ConvergeOne’s satisfaction of all listing criteria post-business combination. ConvergeOne intends to adopt a stated dividend policy and to use its commercially reasonable efforts to declare and pay a dividend in such amount as to provide an annual dividend yield to ConvergeOne’s stockholders of at least 1%, subject to the determination by ConvergeOne’s board of directors (i) that such dividend payment is permitted by applicable law and (ii) that ConvergeOne and its subsidiaries, on a consolidated basis, have a sufficient amount of unrestricted cash to make such dividend payment and still satisfy their respective existing liabilities and have sufficient reserves for future contingencies or future needs of the business of ConvergeOne and its subsidiaries. ConvergeOne has not paid any cash dividends on its common stock to date.

Information regarding Forum’s common stock, rights and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Price Range and Dividends of Securities” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report concerning the issuance of ConvergeOne’s common stock to certain accredited investors, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of ConvergeOne’s securities is contained in the Proxy Statement/Prospectus in the sections titled “Description of Securities After the Business Combination” and “Comparison of Stockholder Rights” and is incorporated herein by reference.

Indemnification of Directors and Officers

The description of the indemnification arrangements with ConvergeOne’s directors and officers is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities of Forum-Limitation on Liability and Indemnification of Directors and Officers”, which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this current Report concerning the financial statements and supplementary data of ConvergeOne and its affiliates.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure contained in Item 4.01 of this Report, which is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial information of ConvergeOne and its affiliates.

Item 2.02.	Results of Operations and Financial Condition.

Certain annual and quarterly financial information regarding ConvergeOne was included in the Proxy Statement/Prospectus, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of C1”, which is incorporated herein by reference. The disclosure contained in Item 2.01 of this Report is also incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

In connection with the Transactions, on November 30, 2017, Forum entered into subscription agreements (the “Subscription Agreements”), whereby the investors named therein committed to purchase 17,959,375 shares of Class A Common Stock for an aggregate purchase price of $143,675,000 (the “PIPE Investment”). The PIPE Investment was predicated on:

•	the Sponsor’s agreement to cancel 1,078,125 Founder Shares immediately upon the Closing of the Business Combination;

•	the Sponsor’s agreement to subject 2,156,250 Founder Shares to forfeiture in the event the Earnout Targets in the Merger Agreement are not met by the Combined Entity; and

•	C1’s agreement to reduce the Merger Consideration by 499,752 shares of Forum Common Stock.

The initial closing of the PIPE Investment and the issuance of an aggregate of 16,459,375 shares of Class A Common Stock to 54 accredited investors occurred immediately prior to the consummation of the Business Combination. The sale and issuance was made in reliance on Rule 506 of Regulation D under the Securities Act of 1933, as amended. We paid the placement agents for the PIPE Investment an aggregate fee of $2.2 million.

At the Special Meeting, as the issuance of up to 17,959,375 shares of Class A Common Stock pursuant to the Subscription Agreements in connection with the PIPE Investment exceeded 20% of Forum’s then issued and outstanding common stock, in order to comply with the Nasdaq Listing Rules applicable to Forum, the Forum stockholders approved the issuance of the Class A Common Stock in the PIPE Investment.

Upon the Closing of the Transactions, all shares of Class A Common Stock were reclassified to common stock of ConvergeOne.

This summary is qualified in its entirety by reference to the text of the form of Subscription Agreement, which is included as Exhibit 10.12 to this Current Report and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders

Pre-Closing Amendment to Certificate of Incorporation

Immediately prior to the Closing of the Business Combination, Forum’s certificate of incorporation was amended to increase the number of authorized shares of Class A Common Stock from 40,000,000 to 200,000,000 shares for the purposes of carrying out the PIPE Investment. The amendment to the certificate of incorporation is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Certificate of Incorporation

Upon the Closing of the Business Combination, Forum’s certificate of incorporation was further amended and restated to:

(a)	to divide the board of directors into three classes with staggered three-year terms;

(b)	to provide that any amendment to provisions of the certificate of incorporation will require the approval of the holders of a majority of all of the then-outstanding capital stock entitled to vote generally in the election of directors so long as Clearlake holds at least a majority of the then-outstanding shares of capital stock entitled to vote generally at an election of directors, and thereafter any such amendment will require the approval of the holders of at least 66 2/3% of the then-outstanding shares of capital stock entitled to vote generally at an election of directors;

(c)	to provide that we opt out of Section 203 of the Delaware General Corporation Law, which prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with certain “interested stockholders” and their affiliates;

(d)	to provide that we may not engage in certain “business combinations” with any “interested stockholder” (which excludes Clearlake and any of their direct or indirect transferees and any group as to which such persons) for a three-year period following the time that the stockholder became an interested stockholder, unless (1) prior to the date of the transaction, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (2) the interested stockholder owned at least 85% of the voting stock outstanding upon consummation of the transaction, excluding for purposes of determining the number of shares outstanding (x) shares owned by persons who are directors and also officers and (y) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (3) on or subsequent to the consummation of the transaction, the Business Combination is approved by the Combined Entity’s board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder;

(e)	to provide that the federal district courts of the United States of America will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act of 1933, as amended;

(f)	to provide that, subject to the limitations imposed by applicable law, directors may be removed with or without cause, by the holders of at least a majority of the then-outstanding shares of capital stock entitled to vote generally at an election of directors for so long as Clearlake, which, together with its affiliates and related persons, holds at least a majority of the then-outstanding shares of capital stock entitled to vote generally at an election of directors, and thereafter solely with cause by the holders of at least 66 2/3% of all of the then-outstanding shares of the capital stock entitled to vote generally at an election of directors;

(g)	to provide that any action to be taken by the Combined Entity’s stockholders may be taken by written consent or electronic transmission pursuant to Section 228 of the Delaware General Corporation Law only so long as Clearlake holds a majority of the Combined Entity’s then-outstanding capital stock entitled to vote generally at an election of directors;

(h)	to change our name to “ConvergeOne Holdings, Inc.” from “Forum Merger Corporation”;

(i)	to reclassify all shares of Class A Common Stock as “Common Stock”;

(j)	to increase the authorized shares of Common Stock to 1,000,000,000 shares;

(k)	to increase the authorized shares of “blank check” preferred stock that the board of directors could issue to discourage a takeover attempt to 10,000,000 shares; and

(l)	to make our corporate existence perpetual as opposed to Forum’s corporate existence terminating 24 months following the closing if its initial public offering and to remove the various provisions applicable only to specified purpose acquisition corporations contained in the prior amended and restated certificate of incorporation.

This summary is qualified in its entirety by reference to the text of the amended and restated certificate of incorporation, which is included as Exhibit 3.2 to this Current Report and incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing of the Merger, Forum’s bylaws were amended and restated to be consistent with our amended and restated certificate of incorporation and to make certain other changes that our board of directors deems appropriate for a public operating company. The amended and restated bylaws are filed as Exhibit 3.3 hereto and incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Marcum, LLP (“Marcum”) served as the independent registered public accounting firm for Forum (and its subsidiaries) from its inception through the Closing. The firm of RSM LLP (“RSM”) served as the independent registered public accounting firm for privately-held C1. Upon the Closing, RSM became the independent registered public accounting firm for the renamed combined entity ConvergeOne. The decision to engage RSM effective upon the closing of the Business Combination was made by the board of directors of Forum on February 20, 2018 because the historical financial statements of ConvergeOne became the historical financial statements of the Combined Entity following the Closing.

Marcum’s report on Forum’s financial statements as of December 31, 2017 and 2016, and for the year ended December 31, 2017 and for the period from November 17, 2016 (inception) to December 31, 2016 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of Marcum’s engagement by Forum, and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal.

During the period from November 17, 2016 (Forum’s inception) through December 31, 2017 and the subsequent interim period preceding the engagement of RSM, Forum did not consult RSM regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Forum’s financial statements, and neither a written report was provided to ConvergeOne or oral advice was provided that RSM concluded was an important factor considered by ConvergeOne in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

ConvergeOne provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Report and requested that Marcum furnish a letter addressed to the Commission, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal” and “The Merger Agreement” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Report, which is incorporated by reference.

Immediately after giving effect to the Transactions, there were approximately 69.7 million shares of common stock of ConvergeOne outstanding. As of such time, entities affiliated with Clearlake held 54.7% of the outstanding shares of common stock of ConvergeOne.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The following persons are serving as executive officers and directors following the Closing. For biographical information concerning the executive officers and directors, see the disclosure in the Proxy Statement/Prospectus in the sections titled “Executive Officers and Directors of C1”and “Forum’s Management,” which are incorporated by reference.

Name	Age	Position(s)
John A. McKenna, Jr.	62	President and Chief Executive Officer and Chairman of the Board (Class III Director)
Jeffrey Nachbor	53	Chief Financial Officer
Paul Maier	58	President, Services Organization
John F. Lyons	64	President, Field Organization
David Boris	57	Class II Director
Richard Katzman	61	Class I Director
Keith W. F. Bradley	54	Class I Director
Behdad Eghbali	41	Class III Director
José E. Feliciano	44	Class III Director
Christopher Jurasek	52	Class III Director
Prashant Mehrotra	40	Class II Director
James Pade	33	Class I Director
Timothy J. Pawlenty	57	Class II Director

Effective upon the Closing, each of Stephen A. Vogel, Marshall Kiev and David Boris resigned as executive officers of Forum, and each of Jerry Elliott, Neil Goldberg and Steven Berns resigned as directors of Forum.

2018 Equity Incentive Plan

At the Special Meeting, the Forum stockholders considered and approved the 2018 Equity Incentive Plan, or the Equity Incentive Plan, and reserved 10,000,000 shares of common stock for issuance thereunder. The Equity Incentive Plan was previously approved, subject to stockholder approval, by the board of directors on February 1, 2018. The Equity Incentive Plan became effective immediately upon the Closing of the Merger. The number of shares of common stock reserved for issuance under the Equity Incentive Plan will automatically increase on January 1 of each year, beginning on January 1, 2019 and continuing through January 1, 2028, by 4.0% of the total number of shares of common stock outstanding on December 31 of the preceding year, or a lesser number of shares as may be determined by the board of directors. The maximum number of shares of common stock that may be issued pursuant to the exercise of incentive options under the Equity Incentive Plan is 30,000,000.

A more complete summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus. That summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, which is filed as Exhibit 10.17 hereto and incorporated herein by reference.

2018 Employee Stock Purchase Plan

At the Special Meeting, the Forum stockholders considered and approved the 2018 Employee Stock Purchase Plan, or the ESPP, and reserved 1,500,000 shares of common stock for issuance thereunder. The ESPP was previously approved, subject to stockholder approval, by the board of directors on February 1, 2018. The ESPP became effective immediately upon the Closing of the Merger. The number of shares of common stock reserved for issuance under the Equity Incentive Plan will automatically increase on January 1 of each year, beginning on January 1, 2019 and continuing through January 1, 2028, by the lesser of (i) 1.0% of the total number of shares of common stock outstanding on December 31 of the preceding year; (ii) 1,500,000 shares of common stock; or (iii) a lesser number of shares as may be determined by the board of directors.

A more complete summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus. That summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, which is filed as Exhibit 10.20 hereto and incorporated herein by reference.

Offer Letters

As a result of the Transactions, the Combined Entity (through its subsidiaries) is now party to offer letter agreements with each of the Combined Entity’s executive officers: John A. McKenna, Jr., President and Chief Executive Officer, Chairman of the Board, Jeffrey Nachbor, Chief Financial Officer, John F. Lyons, President, Field Organization, and Paul Maier, President, Services Organization. The offer letter agreements generally provide for at-will employment and set forth the executive officer’s initial base salary, discretionary performance bonus target, annual management incentive fee, severance eligibility, eligibility for other employment benefits, and pre-dispute arbitration agreement. A description of the offer letters is included in the Proxy Statement/Prospectus under the section titled “Executive Compensation of C1,” and the text of the offer letters is filed as Exhibits 10.21, 10.22, 10.23 and 10.24 hereto. Such description and the text of such offer letters is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.06.	Change in Shell Company Status.

As a result of the Transactions, Forum ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “The Business Combination Proposal” and “The Merger Agreement” and is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Form 8-K.

Item 8.01.	Other Events

As a result of the Merger and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ConvergeOne is a successor issuer to Forum. ConvergeOne hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01.	Financial Statement and Exhibits.

(a)-(b) Financial Statements.

Information responsive to Item 9.01(a) and (b) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-1, and under “Unaudited Pro Forma Condensed Combined Financial Statements” and is incorporated herein by reference.

The audited financial statements of SPS Holdco, LLC for the years ended December 27, 2015 and December 25, 2016, and the unaudited financial statements of SPS Holdco, LLC for the six months ended June 30, 2017 are filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The audited financial statements of AOS, Inc. for the years ended December 27, 2015 and December 25, 2016 are filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

The unaudited financial statements of AOS, Inc. for the nine month period ended October 1, 2017 are filed as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.

The unaudited pro forma financial statements are filed as Exhibit 99.4 to this Form 8-K and incorporated herein by reference.

		Incorporated by Reference
Exhibit Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date

2.1*	Agreement and Plan of Merger, dated as of November 30, 2017, by and among Forum Merger Corporation, FMC Merger Subsidiary Corp., FMC Merger Subsidiary LLC, Clearlake Capital Management III, L.P., and C1 Investment Corp.	Form 8-K	001-38053	2.1	December 1, 2017

3.1**	Certificate of Amendment of Certificate of Incorporation

3.2**	Amended and Restated Certificate of Incorporation

3.3	Amended and Restated Bylaws	Form S-4	333-221848	3.5	February 1, 2018

4.1	Specimen Warrant Certificate	Form S-1	333-217187	4.3	March 29, 2017

4.2**	Warrant Agreement, dated February 22, 2018, between Continental Stock Transfer & Trust Company and ConvergeOne Holdings, Inc.

4.3	Specimen Common Stock Certificate	Form S-4	333-221848	4.7	February 1, 2018

10.1	Stock Escrow Agreement, dated April 6, 2017 between Forum, Forum Investors I, LLC and Continental Stock Transfer & Trust Company	Form 8-K	001-38053	10.3	April 12, 2017

10.2	Registration Rights Agreement among Forum and Forum Investors I, LLC	Form 8-K	001-38053	10.4	April 12, 2017

10.3	Sponsor Earnout Letter and Amendment to Escrow Agreement, dated November 30, 2017	Form 8-K	001-38053	10.3	December 1, 2017

10.4**	Amended and Restated Registration Rights Agreement by and among Forum, Forum Investors I, LLC, Clearlake Capital Management III, L.P. and other stockholders

10.5†**	2018 Equity Incentive Plan

10.6†	Form of Stock Option Agreement, Notice of Exercise and Stock Option Grant Notice under the 2018 Equity Incentive Plan	Form S-4	333-221848	10.16	February 1, 2018

10.7†	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement under the 2018 Equity Incentive Plan	Form S-4	333-221848	10.17	February 1, 2018

		Incorporated by Reference
Exhibit Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date

10.8†**	2018 Employee Stock Purchase Plan

10.9†	Offer letter dated June 16, 2014 between C1 Holdings Corp. and John A. McKenna, Jr.	Form S-4	333-221848	10.19	December 1, 2017

10.10†	Offer letter dated June 16, 2014 between C1 Holdings Corp. and Jeffrey Nachbor	Form S-4	333-221848	10.20	December 1, 2017

10.11†	Offer letter dated June 16, 2014 between C1 Holdings Corp. and John Lyons	Form S-4	333-221848	10.21	December 1, 2017

10.12†	Offer letter dated June 16, 2014 between C1 Holdings Corp. and Paul Maier	Form S-4	333-221848	10.22	December 1, 2017

10.13†	Form of Indemnity Agreement	Form S-4	333-221848	10.23	February 1, 2018

10.14	Revolving Loan Credit Agreement dated June 20, 2017 among C1 Intermediate Corp., C1 Holdings Corp., ConvergeOne, Inc., the Lenders party thereto, Wells Fargo Commercial Distribution Finance, LLC, and Wells Fargo Bank, N.A.	Form S-4	333-221848	10.24	December 1, 2017

10.15	Guarantee and Collateral Agreement dated June 20, 2017 among C1 Intermediate Corp., ConvergeOne, Inc., C1 Holdings Corp., the Subsidiaries of C1 Holdings Corp. from time to time party thereto, and Wells Fargo Commercial Distribution Finance, LLC	Form S-4	333-221848	10.25	December 1, 2017

10.16	Term Loan Agreement dated June 20, 2017 among C1 Holdings Corp., C1 Intermediate Corp., the Lenders party thereto, and JPMorgan Chase Bank, N.A.	Form S-4	333-221848	10.26	December 1, 2017

10.17	Incremental Amendment dated July 28, 2017 among C1 Intermediate Corp., C1 Holdings Corp., the Guarantors party thereto, Credit Suisse AG, Cayman Islands Branch and JPMorgan Chase Bank, N.A.	Form S-4	333-221848	10.27	December 1, 2017

10.18	Incremental Amendment dated October 25, 2017 among C1 Intermediate Corp., C1 Holdings Corp., the Guarantors party thereto, Credit Suisse AG, Cayman Islands Branch and JPMorgan Chase Bank, N.A.	Form S-4	333-221848	10.28	December 1, 2017

10.19	Guarantee and Collateral Agreement dated June 20, 2017 among C1 Intermediate Corp., C1 Holdings Corp., the Subsidiaries of C1 Holdings Corp. from time to time party thereto, and JPMorgan Chase Bank, N.A.	Form S-4	333-221848	10.29	December 1, 2017

10.20	First Amendment to Revolving Loan Credit Agreement dated January 18, 2018 among C1 Intermediate Corp., C1 Holdings Corp., ConvergeOne, Inc., Annese & Associates, Inc., SPS Holdco, LLC, Strategic Products and Services, LLC, Providea Conferencing, LLC, RGTS, Inc., RGT Utilities, Inc., and Wells Fargo Commercial Distribution Finance, LLC	Form S-4	333-221848	10.30	January 26, 2018

		Incorporated by Reference
Exhibit Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date

10.21**	Second Amendment to Revolving Loan Credit Agreement dated February 13, 2018 among C1 Intermediate Corp., C1 Holdings Corp., ConvergeOne, Inc., Annese & Associates, Inc., SPS Holdco, LLC, Strategic Products and Services, LLC, Providea Conferencing, LLC, RGTS, Inc., RGT Utilities, Inc., and Wells Fargo Commercial Distribution Finance, LLC

10.22	First Amendment to Term Loan Agreement dated January 18, 2018 among C1 Intermediate Corp., C1 Holdings Corp., the Guarantors party thereto, and JPMorgan Chase Bank, N.A.	Form S-4	333-221848	10.31	January 26, 2018

10.23††	Avaya Inc. Reseller Master Terms and Conditions dated July 3, 2002 by and between Avaya Inc. and North American Communications Resource, Inc. dba NACR, Inc.	Form S-4	333-221848	10.30	January 12, 2018

10.24††	Third Amendment to Avaya Inc. Reseller Master Terms and Conditions dated November 3, 2004 by and between Avaya Inc. and North American Communications Resource, Inc.	Form S-4	333-221848	10.31	January 12, 2018

10.25††	Fourth Amendment to Avaya Inc. Reseller Master Terms and Conditions dated March 7, 2007 by and between Avaya Inc. and North American Communications Resource, Inc.	Form S-4	333-221848	10.32	January 12, 2018

10.26††	Fifth Amendment to Avaya Inc. Reseller Master Terms and Conditions by and between Avaya Inc. and North American Communications Resource, Inc., dated May 14, 2007	Form S-4	333-221848	10.33	January 12, 2018

10.27††	Sixth Amendment to Avaya Inc. Reseller Master Terms and Conditions by and between Avaya Inc. and North American Communications Resource, Inc., dated September 28, 2007	Form S-4	333-221848	10.34	January 12, 2018

10.28††	Systems Integrator Agreement dated June 20, 2016 between Cisco Systems, Inc. and ConvergeOne, Inc.	Form S-4	333-221848	10.35	January 12, 2018

10.29††	Amendment No. 1 to the Systems Integrator Agreement dated June 30, 2016 between Cisco Systems, Inc. and ConvergeOne, Inc.	Form S-4	333-221848	10.36	January 12, 2018

16.1**	Letter re Change in Certifying Accountant

21.1**	List of Subsidiaries

99.1**	SPS Holdco, LLC audited financial statements for the years ended December 31, 2015 and 2016, and unaudited financial statements for the six months ended June 30, 2017

99.2**	AOS, Inc. audited financial statements for the years ended December 27, 2015 and December 25, 2016

Incorporated by Reference
Exhibit Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date

99.3**	AOS, Inc. unaudited financial statements for the nine month period ended October 1, 2017

99.4**	Unaudited pro forma financial statements

*	The annexes, schedules, and certain exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Forum hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the Commission upon request.
**	Filed herewith.
†	Indicates a management contract or compensatory plan, contract or arrangement.
††	Confidential treatment has been granted for certain provisions omitted from this Exhibit pursuant to Rule 406 promulgated under the Securities Act. The omitted information has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConvergeOne Holdings, Inc.

Dated: February 26, 2018

	By:	/s/ John A. McKenna, Jr.
John A. McKenna, Jr.
President and Chief Executive Officer